OPPENHEIMER CONVERTIBLE SECURITIES FUND
                     Supplement dated May 15, 1998 to the
                        Prospectus dated April 28, 1998

The Prospectus is changed as follows effective June 1, 1998:

1. Footnote number 1 under the table entitled "Shareholder Transaction Expenses" on page 4 is modified to read as follows:

      (1) If you invest $1 million or more ($500,000 or more for purchases "Retirement Plans" as defined in "Class A Contingent Deferred Sales Charge" on page 35) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month during which you purchased those shares. See "How to Buy Shares -- Buying Class A Shares," below.

2. The second sentence of the paragraph entitled "Class A Shares" in the section entitled "How to Buy Shares-Classes of Shares" on page 30 is modified to read as follows:

      If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for Retirement Plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 18 months of buying them, you may pay a contingent deferred sales charge, described below.

3. The first sub-paragraph of the section entitled "Buying Class A Shares-Class A Contingent Deferred Sales Charge" on page 35 is modified to read as follows:

            o Purchases by a Retirement Plan qualified under section 401(a) or 401(k) of the Internal Revenue Code if the Retirement Plan has total plan assets of $500,000 or more;

4. The first and second sentences of the third paragraph of the section entitled "Buying Class A Shares-Class A Contingent Deferred Sales Charge" on page 36 are modified to read as follows:

      If you redeem any Class A shares subject to the contingent deferred sales charge described above within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. (A different holding period may apply to shares purchased prior to June 1, 1998).

5. The second sentence of the fifth paragraph of the section entitled "Buying Class A Shares-Class A Contingent Deferred Sales Charge" on page 36 is modified to read as follows:

      However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the contingent deferred sales charge will apply. (A different holding period may apply to shares purchased prior to June 1, 1998).

6. The paragraph entitled "Special Arrangements With Dealers" on page 36 is hereby deleted.

7. The following sub-paragraphs of the section entitled " Waivers of Class A Sales Charges" on page 39 are deleted:

            o if, at the time of purchase of shares (if purchased prior to May 1, 1997) the dealer agreed in writing to accept the dealer's portion of the sales commission in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase)

            o if, at the time of purchase of shares (if purchased during the period May 1, 1997 through December 31, 1997) the dealer agreed in writing to accept the dealer's portion of the sales commission in installments of 1/12th of the commission per month (and no further commission will be payable if the shares are redeemed within 12 months of purchase)


May 15, 1998                                                        PS0345.007

                    OPPENHEIMER CONVERTIBLE SECURITIES FUND
                     Supplement   dated  May  15,  1998  to  the   Statement  of
           Additional Information dated April 28, 1998

The Statement of Additional Information is changed as follows effective June 1, 1998:


      The third sentence of the fourth paragraph in the section entitled "How To Exchange Shares" on page 54 is revised to read as follows:

      However, if you redeem Class A shares of the Fund that were acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge within 18 months of the end of the calendar month of the purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). (A different holding period may apply to shares purchased prior to June 1,
      1998).






May 15, 1998                                                PX0345.003